Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
October, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8350%


Excess Protection Level
   3 Month Average   5.82%
     October, 1997   6.20%
     September, 1997   5.55%
     August, 1997   5.73%



Cash Yield                                              19.24%


Investor Charge Offs                                     4.61%


Base Rate                                                8.42%


Over 35 Day Delinquency                                  5.25%


Seller's Interest                                       21.72%


Total Payment Rate                                      10.97%


Total Principal Balance                                $5,966,948,746.36


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,296,115,413.10